CONSULTING AGREEMENT

THIS  AGREEMENT  made  the  1st  day  of  October,  2000.

BETWEEN:

MERLIN  SOFTWARE  TECHNOLOGIES  INC.

(the  "Company")

AND:

TERRY  JEFFREY

(the  "Consultant")

WHEREAS:

A. The Consultant is familiar with the business of the Company and has valuable experience and abilities to offer the Company in the area of investor relations.

B. The Company wishes to avail itself of the Consultant's valuable skill and abilities and has agreed to engage the Consultant on the terms and conditions set out herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual covenants and agreements set out the parties hereto covenant and agree as follows:

Duties:

1.1     The  Company  hereby  engages  the  Consultant  as an Investor Relations
Consultant to perform all aspects of the Company's investor relations in accordance with the terms hereof.

1.2 The Consultant hereby agrees that he shall make himself available at such times and from time to time as the Company may reasonably require, to render services to the Company in the area of investor relations.

1.3 The Consultant agrees to fulfil his duties hereunder faithfully, diligently, and using his best efforts to facilitate the interests of the Company.

Term:

2.1 The engagement of the Consultant hereunder shall be for an indefinite term.

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Compensation:

3.1 The company agrees to pay the Consultant on account of the consultative services provided to the Company by the Consultant, the sum of $4,000 (CDN) per month, in arrears, with semi-monthly payments in the sum of $2,000 (CDN) made on the 15th and 30th day of each month.

3.2 The Company will grant the Consultant the following stock options (hereinafter the "Stock Options"):

(a) 20,000 Options at the price of $1.75 (U.S.) per share, to be issued on October 3,1 2000;

(b) 30,000 Options at the price of $1.75 (U.S.) per share to be issued on December 31, 2000.

3.3 The Stock Options are available to be exercised on or before the dates set out above, save that in respect of the 30,000 free-trading shares to be issued on December 31, 2000, the Consultant shall have the right to exercise the option even if, at the time, this Consulting Agreement has been terminated either by the Company or the Consultant.

Expenses:

4.1 The Company agrees to reimburse the Consultant for all travelling and other expenses actually and properly incurred by him at the request of the Company in connection with his duties hereunder.

4.2 The expenses covered hereby are to be incurred only on the prior written instructions of the Chief Financial Officer of the Company, and will be reimbursed upon presentation to the Company of the statements and vouchers relating to these expenses.

Confidentiality:

5.1 The Consultant will, for the duration of this Consulting Agreement, have access to and be entrusted with confidential information of the Company. This will include information relating to the Company's business, financial affairs, commission and pricing structures, technology as well as customer and supplier lists, that exist as at the date hereof, as well as any such information that will be created or come into existence during the Term.

5.2 The Consultant therefore expressly agrees that he will not use or disclose, during or after the term of this Consulting Agreement, any such confidential information except as may be necessary in the discharge of his duties under this Consulting Agreement.

5.3 The Consultant therefore agrees to sign the standard form of Confidentiality Agreement that employees of the Company are required to sign in the normal course.

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Fiduciary  Duties:

6.1 The Consultant has, and will continue to have throughout the duration of this Consulting Agreement, fiduciary duties that are owed to the Company.

6.2 The Consultant expressly agrees to abide by and comply with those fiduciary obligations which are limited to the following:

(a) The duty not to approach the customers of the Company for a period of six months from the termination of this Consulting Agreement; and

(b) The duty not to approach the employees of the Company with a view to soliciting them away from the Company to work for, directly or indirectly, the Vendors.

Severability:

7.1 Each provision contained in this agreement is declared to constitute a separate and distinct covenant and to be severable from all other separate and distinct covenants.

7.2 If any of the capacities, activities, periods, or areas specified herein or in any schedule hereto are considered by a Court of competent jurisdiction as being unreasonable, the parties hereto agree that that Court shall have authority to limit these capacities, activities, periods, or areas to those that the Court may deem proper in the circumstances.

7.3 If, notwithstanding the foregoing any covenant or provision of this agreement is determined to be void or unenforceable in whole or in part, that covenant or provision shall be deemed not to affect or impair the enforceability or validity of any other covenant or provision of this agreement or any part thereof.

Remedies  for  Breach:

8.1 The parties hereto recognize that a breach by the Consultant of any of the covenants herein contained would result in damages to the Company and that the Company cannot necessarily adequately determine these damages or in any event adequately be compensated for these damages by monetary award.

8.2 Accordingly, the Consultant agrees that in the event of any breach, in addition to all other remedies available to the Company at law or in equity, the Company shall be entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree, or otherwise that may be appropriate to ensure compliance with the provisions of this agreement.

Termination:

9.1 This Consulting Agreement can be terminated by the Consultant for any reason whatsoever, on 30 days' notice to the Company, and at that time this Consulting Agreement will be at an end.

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9.2     This  Consulting  Agreement can be terminated by the Company at any time for  just  cause.

9.3 The Consulting Agreement can be terminated by the Company for reasons other than just cause by giving the Consultant the following notice, or salary in lieu thereof:

(a)     1  month:     If the Consulting Agreement has been in force for 6 months

(b)     2  months:    If  the  Consulting  Agreement  has  been in force for 12
                      months

(c)     3  months:    If the Consulting Agreement has been in force for 12 - 24
                      months

(d)     4  months:    If the Consulting Agreement has been in force for 24 - 28
                      months

(e)     6 months:     If the Consulting Agreement has been in force of 48 months

Non-Waiver:

10.1 No consent or waiver, express or implied, of any parties to, or of any breach or default by the other party in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default of these obligations or any other obligations of that party.

10.2 Failure of the part of any party to complain of any act or failure to act by the other of them, or to declare the other party in default irrespective of how long that failure continues, shall be constitute a waiver that party of its rights hereunder or of the right to then or subsequently declare a default.

Time  of  Essence:

11.1     Time  shall  be  of  the  essence  of  this  transaction.

Enurement:

12.1 This agreement shall enure to the benefit of and be binding upon the parties hereto and their heirs, executors, administrators, successors and assigns.

Laws:

13. This agreement shall be construed in accordance with and governed by the laws in force from time to time in the Province of British Columbia.

IN WITNESS WHEREOF this agreement has been executed by the parties hereto as of the day and year first above written.


THE CORPORATE SEAL OF MERLIN SOFTWARE TECHNOLOGIES, was hereunto affixed in the presence of:

Authorized  Signatory                               C/S


SIGNED,  SEALED  and  DELIVERED  by  TERRY JEFFREY in  the  presence  of:

/s/  signed
Signature
Print  Name
4636  -  220th  St.  Langley,  BC     )
Address
Accountant                                           /s/  Terry  Jeffrey
Occupation                                           TERRY  JEFFREY